UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 19, 2017

PolyOne Corporation
(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-16091	34-1730488

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PolyOne Center
33587 Walker Road
Avon Lake, Ohio 44012
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (440) 930-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously announced, on June 29, 2017, PolyOne Corporation (the “Company”), PolyOne Designed Structures and Solutions LLC and NLIN Plastics, LLC, an affiliate of Arsenal Capital Partners (the “Purchaser”), entered into an equity purchase agreement (the “Agreement”), pursuant to which the Purchaser agreed to acquire the Company’s Designed Structures and Solutions business (the “DSS Business”) for $115.0 million, subject to a working capital adjustment. On July 19, 2017, the Company completed the sale of the DSS Business to the Purchaser pursuant to the terms of the Agreement.

The description of the Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b)
The unaudited pro forma condensed combined financial information of the Company giving effect to the divestment of the DSS Business, together with the related notes thereto, is attached hereto as Exhibit 99.1.

(d)    Exhibits.

Exhibit	Description
2.1*
Equity Purchase Agreement, dated June 29, 2017, by and among PolyOne Corporation, PolyOne Designed Structures and Solutions LLC and NLIN Plastics, LLC (incorporated herein by reference to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 (Commission File No. 001-16091), filed on July 25, 2017)

99.1	Unaudited pro forma condensed combined statements of income of PolyOne Corporation
* Certain exhibits and schedules have been omitted and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYONE CORPORATION

By: /s/ Bradley C. Richardson

Bradley C. Richardson
Executive Vice President, Chief Financial Officer
Dated: July 25, 2017

EXHIBIT INDEX

Exhibit	Description
2.1*
Equity Purchase Agreement, dated June 29, 2017, by and among PolyOne Corporation, PolyOne Designed Structures and Solutions LLC and NLIN Plastics, LLC (incorporated herein by reference to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 (Commission File No. 001-16091), filed on July 25, 2017)

99.1	Unaudited pro forma condensed combined statements of income of PolyOne Corporation
* Certain exhibits and schedules have been omitted and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request.